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                                 EXHIBIT (11)(a)

                        Consent of KPMG Peat Marwick LLP


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                          INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of
American Performance Funds


         We consent to the use of our report dated October 9, 1998 for the American Performance Funds as incorporated by reference herein and to the reference to our firm under the heading "Auditors" in the Statement of Additional Information.




                                            /s/ KPMG Peat Marwick LLP
                                            -------------------------
                                                KPMG Peat Marwick LLP


Columbus, Ohio
December 4, 1998